SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05. Costs Associated with Exit or Disposal Activities.
SIGNATURE

Item 2.05. Costs Associated with Exit or Disposal Activities.
          On November 19, 2008, Haights Cross Communications, Inc. (the “Company”) approved a restructuring plan to streamline operations, reduce overall costs, and improve efficiencies in the Company’s Test-prep and Intervention business located in its Triumph Learning subsidiary. Actions have been identified and are planned to be implemented within the fourth quarter of 2008.
          In connection with the restructuring, the Company expects to incur pre-tax restructuring charges of approximately $2.3 million in the fourth quarter of 2008, primarily for cash severance related costs. The restructuring plan includes a total reduction of 74 full-time employees in New York, New York; Northborough, Massachusetts; Iowa City, Iowa and Austin, Texas.
Safe Harbor Statement: This Form 8-K contains forward-looking statements including, without limitation, statements regarding: the anticipated amount and timing of the charges resulting from the planned restructuring. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “potential” and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to known and unknown risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements. Factors that may cause our actual results to differ materially from our forward-looking statements include, among others, our ability to effectively implement the cost savings strategies, changes in external market factors, changes in our business or growth strategy, U.S. and general worldwide economic conditions and related uncertainties, changes in funding of school systems and libraries by federal, state and local governments, including the risk that weaknesses in the United States economy will result in the curtailment, delay or reduction in federal, state and local government funding available to schools and libraries for the purchase of our products, which could reduce our sales and profits, if any, or an inability to execute our strategy due to changes in our industry or the economy generally, the emergence of new or growing competitors and various other competitive factors; and other factors identified by us in documents filed by us with the Securities and Exchange Commission including those set forth in our Form 10-K for the year ended December 31, 2007 and our Form 10-Q for the quarter ended September 30, 2008, each under the caption “Risk Factors”. In light of these risks and uncertainties, there can be no assurance that the actual costs and timing associated with the planned restructuring will not differ materially from those anticipated. You should read this Form 8-K completely and with the understanding that our actual results may be materially different from what we expect. We do not assume any obligation, and do not intend to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2008	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Senior Vice President and Chief Financial Officer